Investor Presentation November 15, 2021

2 DISCLAIMER This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of GrandSouth Bancorporation (the “Company”) . Forward-looking statements are not guarantees of performance or results . These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and GrandSouth Bank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control . In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change . Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties . Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would", "will," and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used . Such forward-looking statements involve risks and uncertainties beyond the Company’s control and may not be realized due to a variety of factors . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations may be different than expected, including, but not limited to, due to the negative impacts and disruptions resulting from the outbreak of the novel coronavirus, or COVID- 19 , on the economies and communities the Company serves, which may have an adverse impact on the Company’s business, operations and performance, and could have a negative impact on the Company’s credit portfolio, share price, borrowers, and on the economy as a whole, both domestically and globally ; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act, or the “CARES Act” ; (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) changes in interest rates, which may affect the Company’s net income, prepayment penalty income, and other future cash flows, or the market value of the Company’s assets, including its investment securities ; and (7) changes in accounting principles, policies, practices, or guidelines . Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the reports (such as Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed by the Company with the U . S . Securities and Exchange Commission (the “SEC”) and available at the SEC’s website, http : //www . sec . gov . You should consider such factors and not place undue reliance on such forward-looking statements . No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the issuance of this presentation .

COMPANY OVERVIEW

- **Established in 1998 and headquartered in Greenville, SC, GrandSouth Bancorporation ("GrandSouth" or the "Company") is the bank holding company of GrandSouth Bank with:**
  - 8 full-service locations in the Greenville, Charleston & Columbia MSA
    - Opened Augusta Road branch in Greenville, SC - 2020
    - Relocating Charleston leased branch to owned full-service branch at 1063 Morrison Dr. in Q4 2021
  - A specialty automobile floor plan lending division



Existing Locations
Greer
Greenville (Main)
Greenville (Augusta St)
Fountain Inn
Anderson
Columbia
Orangeburg
Charleston

- **Company Balance Sheet:** (1)
  - Assets: $1.2 billion
  - Gross Loans: $937 million
  - Tangible Common Equity: $91 million
- **Company Profitability 2021:** (1)
  - Net Income: $11.4 million
  - ROAA: 1.33%
  - ROAE: 17.14%
  - Efficiency Ratio: 58.95%
- **Asset Quality:** (1)
  - NPAs/Assets: 0.21%
  - Loan Loss Reserves/Loans: 1.47%
  - Annualized net recoveries: 0.02%

- **Current Market Data:**
  - Ticker: GRRB (OTCQX)
  - Stock Price: $22.90 (3)
  - Market Cap: $117.9 million (3)
  - Price / TBV: 129.9% (1)
  - Insider Ownership: 32.84% (4)
- **Company Capital Ratios:** (1)
  - TCE/TA Ratio: 7.55%
- **Bank Capital Ratios:** (2)
  - Leverage Ratio: 10.03%
  - Total RBC Ratio: 13.31%

(1) Consolidated unaudited financial data as of September 30, 2021
(2) Bank level financial data as of September 30, 2021
(3) Market data as of September 30, 2021
(4) As of March 15, 2021

GrandSouth BANCORPORATION 3

4 STRATEGIC BRANCH NETWORK Note: Deposit data as of June 30 for each year reported. Greenville, SC Main Office Full Service Opened: 2001 Fountain Inn, SC Full Service Opened: Sept. 1998 Anderson, SC Full Service Opened: 2006 Greer, SC Full Service Opened: Dec. 2015 Columbia, SC Full Service Opened: Aug. 2016 Charleston, SC Full Service Opened: July 2019 (Relocation scheduled Q4 2021) Orangeburg, SC Full Service Opened: Sept. 2016 Greenville, SC Augusta Street Full Service Opened: November 2020 Deposits by Branch ( Dollars in thousands ) Location 2016 2017 2018 2019 2020 2021 CAGR Fountain Inn, SC 87,001$ 99,320$ 115,905$ 121,489$ 134,426$ 138,882$ 9.8% Greenville, SC (Main Office) 150,120$ 164,123$ 202,649$ 233,331$ 284,516$ 340,577$ 17.8% Anderson, SC 121,244$ 152,018$ 166,922$ 187,780$ 199,636$ 235,968$ 14.2% Greer, SC 18,449$ 24,316$ 39,725$ 56,832$ 45,601$ 51,269$ 22.7% Columbia, SC 36,845$ 51,005$ 66,038$ 63,523$ 66,588$ 15.9% Orangeburg, SC 43,844$ 79,285$ 105,757$ 118,029$ 131,927$ 31.7% Charleston, SC 22,364$ 37,632$ NA Greenville, SC (Augusta Street) 22,293$ NA Total 376,814$ 520,466$ 655,491$ 771,227$ 868,095$ 1,025,136$ 22.2%

5 EXPERIENCED MANAGEMENT TEAM Mason Y. Garrett , Chairman & C hief Executive Officer Mr . Garrett serves as the Company’s Chairman and Chief Executive Officer and is one of the founders of the company . Mr . Garrett has been employed in the banking industry for over 50 years in various capacities, including as an organizer and Chief Executive Officer of three banking companies, including GrandSouth . Mr . Garrett was Chairman, CEO, and the founder of First United Bancorporation, an Anderson, SC bank holding company that was sold to Regions Financial Corporation in March 1998 , prior to organizing GrandSouth in August 1998 . J.B. Schwiers, President & Chief Operating Officer Mr . Schwiers serves as the Company’s President and Chief Operating Officer and Chief Executive Officer of GrandSouth Bank . Mr . Schwiers has been employed in the banking industry for over 40 years including as an organizer and executive of Summit Financial Corporation, a Greenville, SC based banking company organized in 1990 , and later sold to First Citizens Bank in 2005 . J . B . Garrett, Chief Financial Officer Mr . Garrett is a CPA and serves as the Company’s Chief Financial Officer, having joined the Company in that capacity shortly after organization in 1998 . Mr . Garrett’s prior experience included positions with manufacturing companies and a real estate management company . Kristi A . Eller, E . V . P . Mrs. Eller serves as the Chief Operations Officer and joined the Company in 2019. Mrs. Eller has over 30 years experience in the banking industry in North Carolina. Robert G. Phillips , E.V.P. Mr . Phillips serves as the Midlands/Coastal Regional Executive and j oined the Company in 2017 . Mr . Phillips has over 40 years experience in the banking industry in the Midlands and Low Country of South Carolina . John B. Wood , E.V.P. Mr . Wood serves as the Upstate Regional Executive and j oined the Company in 2015 . Mr . Wood has over 38 years experience in the banking industry in the Upstate of South Carolina .

TALENTED BOARD OF DIRECTORS

Mason Young Garrett – Chairman of the Board & Chief Executive Officer
See Previous Page

J.B. Schwiers – President & Chief Operating Officer
See Previous Page

J.B. Garrett – Chief Financial Officer
See Previous Page

Outside Directors

Harold E. Garrett – Director
Hal is the owner of Garrett's Discount Golf Carts located in Fountain Inn, SC. He is the son of Mason Garrett and brother of J.B. Garrett.

Michael L. Gault – Director
Michael is retired. Previously he was the owner of Gault's Service Center in Fountain Inn, SC.

Baety O. Gross, Jr. – Director
Baety is an attorney who practices in Fountain Inn, SC. His practice was established the same year as GrandSouth Bank in 1998.

S. Hunter Howard Jr. – Director
Hunter is the owner of The Springs at Simpsonville Retirement Community. Previously he was the President of the South Carolina Chamber of Commerce and head of the SC Department of Revenue.

Anthony P. Morgan – Director
Tony is President and Chief Executive Officer of APMI LLC in Easley, SC. He also serves as Partner in Ten Point Capital Partners, LLC, and as Director on the boards of ACL Airshop and Pal Net GmbH Air Cargo Products in Wiesbaum, Germany.

J. Randolph Potter - Director
Randy co-founded and was the CEO of Savannah River Banking Company and Summit Financial Corporation. He previously served on the Board of Directors of three other banks.

J. Calhoun Pruitt Jr. – Director
Calhoun is an attorney at Pruitt and Pruitt of Anderson, SC.

Edward M. Rast – Director
Monty is the owner of Rast Farms, President of Cameron Ag Products, and managing partner and owner of Carolina Peanut in Cameron, SC.

John W. Shealy – Director
Rusty is the President of Capital Concrete Company in Columbia, SC. He was previously the President of Cabarrus Concrete Company in North Carolina. He previously served as a Director and Chair of the Audit Committee of Uwharrie Bank.

LeeAnn Weber – Director
LeeAnn is co-owner of Strange Bros. Grading Company as well as their Corporate Secretary and Treasurer. Strange Brothers Grading is a site development contractor established in 1954.

GrandSouth BANCORPORATION

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7 2021 FINANCIAL HIGHLIGHTS - UNAUDITED (1) There were no loans 90 days or more past due as of September 30, 2021, or December 31, 2020 that are not 98% guaranteed by th e issuing agency. (2) Tax equivalent basis giving effect to a 21% federal tax rate • Profitability: − Net income of $11.4 million − Net interest margin of 4.46% − ROAA of 1.33% − Efficiency ratio of 58.95% • Balance Sheet Growth − Gross loans : $58.5 million or 8.91%, annualized − Total deposits: $105.3 million or 14.87%, annualized First Nine Months of 2021 Q3 2021 • NPAs / Assets have decreased in 2021 by 2 bps, to 0.21% • Noncurrent but still accruing loans (1) / total loans at September 30, 2021 was 0.40%, a decrease of 12 bps, or 23.1%, from December 31, 2020. • Profitability: − Net income of $3.8 million − Net interest margin of 4.44% − ROAA of 1.29% − Efficiency ratio of 58.81% • Balance Sheet Growth − Gross loans: $28.1 million or 12.25%, annualized − Total deposits: $35.4 million or 13.80%, annualized Asset Quality (2) (2)

8 STRONG GROWTH HISTORY Company Growth through September 30, 2021 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2016 2017 2018 2019 2020 September 2021 Total assets Gross loans Total deposits (Dollars in thousands) 2016 2017 2018 2019 2020 September 2021 CAGR Total assets $515,514 $653,733 $776,206 $911,645 $1,089,779 $1,202,667 19.2% Gross loans $418,791 $551,394 $663,279 $756,389 $ 878,545 $ 937,093 18.0% Total deposits $430,327 $569,998 $678,795 $812,501 $ 946,480 $1,051,737 20.4%

DIVERSIFIED LOAN MIX

Commentary

- Well diversified loan portfolio with limited concentrations
- CAGR of 18.0% since 2016 driven by strong growth in C&I and CRE
- Charleston loan balance of $196.6 million represents significant growth since opening in May 2017
- Top 10 credit exposures comprise 10.3% of total loans outstanding
- 98% of purchased student loan portfolio is government guaranteed

September 2021 Loan Composition



Purchased student loans, 3%
Other consumer loans, 1%
Construction and land development, 11%
Agriculture and farmland, 3%
Home equity, 2%
1-4 Family,13%
Multifamily, 1%
Owner-ccupied CRE, 18%
Nonowner-occupied CRE, 22%
Specialty floor plan loans, 10%
Other commercial and industrial, 16%

Average YTD 2021 Yield on Total Loans: 5.83%

Loan Type *(in thousands)*	2016	2017	2018	2019	2020	09/30/2021	CAGR
Construction and land development	$ 38,372	$ 54,580	$ 57,205	$ 63,880	$ 99,124	$ 107,613	23.5%
Agriculture and farmland	5,778	20,777	31,744	34,493	34,463	32,178	40.3%
Home equity	10,354	14,034	12,916	17,811	17,213	20,624	16.0%
1-4 Family	56,808	80,313	96,956	101,071	113,939	129,434	18.8%
Multifamily	3,456	5,720	4,239	4,410	7,339	11,225	29.4%
Owner-occupied CRE	37,026	51,967	97,445	120,177	151,925	165,159	35.6%
Nonowner-occupied CRE	104,437	129,903	139,062	169,593	196,022	212,624	15.9%
Specialty floor plan loans	81,060	78,787	82,486	86,887	83,569	91,131	2.9%
Other commercial and industrial	46,335	64,601	94,946	116,774	137,227	134,584	23.6%
Purchased student loans	30,219	43,500	36,596	31,887	28,195	25,623	-3.9%
Other consumer loans	4,946	7,212	9,684	9,406	9,529	6,898	4.0%
Total Loans	**$ 418,791**	**$ 551,394**	**$ 663,279**	**$ 756,389**	**$ 878,545**	**$ 937,093**	18.0%

GrandSouth BANCORPORATION

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10 CARBUCKS OVERVIEW Source: Company documents (1) Average yield for YTD 2021 • Acquired in 2005, CarBucks is a division of GrandSouth Bank • Provides floor plan financing to independent auto dealers for purchasing and holding of their inventory • Operating in 23 states in Southeast and Midwest • Currently serves ~ 2,300 dealers with over $230 million in aggregate loan commitment • Comprises ~10% of the total loan portfolio • Average loan size of approximately $39 thousand and average yield of 21.2% (1) • CarBucks generated ~$13.9 million of interest income through September 2021 Commentary CarBucks Leadership Jeff Miles - President Jeff is the President of the CarBucks division. He has been with CarBucks since 2005. Historical Performance Annual Loss Rate 10 Year Avg. Loss Rate: 2% - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 AVERAGE BALANCE (IN THOUSANDS) -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ANNUAL LOSS RATE

11 STRONG DEPOSIT GROWTH & IMPROVING COMPOSITION Commentary • Focus on growing DDA through treasury management bankers • 32.1% growth in Bank Noninterest Bearing Deposits through September 2021 • Q3 2021 Cost of Funds = 0.45% Note: Bank level financials as of September 30, 2021 - unaudited. GrandSouth Bank Deposit Composition History Cost of Funds 0.52% 0.58% 1.32% 1.66% 0.96% 0.45% Deposit Type 2016 2017 2018 2019 2020 September 2021 CAGR Demand and other trans accounts $ 78,527 $ 99,651 $ 127,828 $ 160,163 $ 279,653 $ 344,397 36.0% MMDA and Savings $ 189,654 $ 230,929 $ 238,919 $ 276,810 $ 395,421 $ 493,824 22.7% CD < 250K $ 135,886 $ 195,902 $ 246,730 $ 291,398 $ 227,085 $ 188,947 5.3% CD > 250K $ 28,054 $ 45,800 $ 70,719 $ 86,605 $ 56,858 $ 33,081 - 2.2% Total Deposits $ 432,121 $ 572,282 $ 684,196 $ 814,976 $ 959,017 $ 1,060,249 20.4% $78,527 $99,651 $127,828 $160,163 $279,653 $344,397 $189,654 $230,929 $238,919 $276,810 $395,421 $493,824 135,886 195,902 246,730 291,398 227,085 188,947 $28,054 $45,800 $70,719 $86,605 $56,858 $33,081 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 September 2021 Demand and other trans accounts MMDA and Savings CD < 250K CD > 250K

12 STRONG ASSET QUALITY Commentary • NPAs/Assets of 0.21% as of September 30, 2021 • Net recoveries to average loans of 0.02% as of September 30, 2021 • Loans past due 30 days+ 0.40% of total loans as of September 30, 2021 • 0.03% loans, excluding specialty floor plan and purchased student loans were 30 days past due as of September 30, 2021 • Nonaccrual loans 0.12% of total loans as of September 30, 2021 NPAs / Assets (%) (1) - Nonaccrual loans do not include amounts guaranteed by the U.S. government 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2016 2017 2018 2019 2020 September 2021 Asset Quality Overview (Dollars in thousands) 2016 2017 2018 2019 2020 September 2021 Nonaccrual Loans $ 3,170 $ 1,745 $ 491 $ 1,897 $ 533 $ 1,153 OREO 4,902 4,923 3,564 1,855 1,932 1,395 Nonperforming Assets $ 8,072 $ 6,668 $ 4,055 $ 3,752 $ 2,465 $ 2,548 Performing TDRs $ 1,679 $ 1,621 $ 1,124 $ 1,458 $ 1,254 $ 1,814 Loans past due 90 days and accuring (1) $ 82 $ 61 $ 43 $ 64 $ 53 $ 33 NPAs/Assets 1.57% 1.02% 0.53% 0.42% 0.23% 0.21% Net Charge - offs(Recoveries)/Avg. Loans 0.65% 0.80% 0.14% 0.24% 0.10% - 0.02% Loan Loss Reserves/Gross Loans 1.23% 1.34% 1.39% 1.36% 1.43% 1.47% Reserves/Nonaccrual Loans 175.77% 424.95% 1872.51% 542.41% 2356.57% 1190.93%

13 IMPROVING BOTTOM LINE RESULTS Commentary TBV per Share (2) & Earnings per Share Diluted • YTD 2021 net income of $11.4 million • Completed $18 million subordinated debt raise in November 2020 • Completed $10 million Common Equity Raise in the Second Quarter of 2019 • Completed $10 million Subordinated Debt Raise in November 2018 • 2017 earnings impacted by $890,000 revaluation of the Company’s deferred tax asset as well as higher non - interest expense from expansion into Charleston (May 2017), Columbia (August 2016), and Orangeburg (September 2016) • Focus on driving higher returns through efficiency gains and realization of investment into expansion markets (1) Annualized the nine months period ending September 30, 2021. (2) Adjusted for the conversion of Series A Preferred Shares into common shares. Return on Average Assets and Average Equity (1) $10.45 $10.85 $10.67 $11.80 $13.83 $15.43 $16.93 $1.56 $0.66 $0.16 $1.28 $1.49 $1.55 $2.04 $- $0.50 $1.00 $1.50 $2.00 $2.50 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2015 2016 2017 2018 2019 2020 YTD thru September 2021 TBV/Share EPS 1.47% 0.69% 0.13% 0.88% 0.94% 0.88% 1.33% 14.09% 6.22% 1.54% 11.67% 11.45% 10.59% 17.14% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2015 2016 2017 2018 2019 2020 YTD thru September 2021 ROAA ROAE

14 INVESTMENT CONSIDERATIONS x Favorable Markets : The Greenville, Columbia, and Charleston MSA’s have ample small businesses, affluent professionals, and are thriving business hubs . x Proven Leadership : Experienced and proven executive management team with excellent senior management teams in all markets . x Growth Opportunity : The Company opened a n additional branch in the attractive Greenville, SC market in November 2020 and continues to focus on expansion opportunities in Columbia, SC and Charleston, SC . x Improving Profitability : Accelerating earnings growth as the recent expansion into new markets matures and operational investments continued to be leveraged . x Strong Asset Quality : Low levels of non - performing assets with a continued focus on high quality growth and maintaining top - tier asset quality . x Commercial Focus : Premier provider of commercial bank services to small businesses in South Carolina delivering superior customer service through an unrivaled team of commercial banking officers with an excess of 15 years of experience in each market served .